INVESTMENT ADVISOR                              CUSTODIAN
Khan Investment Inc.                            Firstar Bank NA
714 FM 1960 West, Suite 201                     425 Walnut Street, M.L. 6118
Houston, TX 77090                               Cincinnati, Ohio 45202

TRANSFER AGENT                                  AUDITORS
Mutual Shareholder Services                     Tait, Weller & Baker
8869 Brecksville Rd. Ste C                      Eight Penn Center Plaza
Brecksville, Ohio 44141                         Philadelphia, PA 19103


Dear Fellow Shareholders:

Whether through trying times or years of success, it always gives us here at Khan Funds great pleasure to provide you with the Khan Growth Fund's 2001 Semi-Annual Report. For the period ending June 30, 2001 the fund had a return of -30.7 % as compared with the -6.7 % benchmark return of the Standard & Poor's 500 index.

We at the Khan Growth Fund believe underlying company fundamentals and earnings growth will coincide with stock price appreciation over the course of time. The excess cash flow generated by a company will allow it to grow its business and profits and increase its efficiency, thereby fueling future stock prices. Within every business cycle there are smaller cycles that create inventory gluts in periods of shortened demand. Essentially this is what we have seen over the last year and a half. The same inventory buildup along with the Asian Financial crisis caused the weakness in early 1998, yet this buildup was long enough to cause S&P 500 profits to fall 28%, the worst showing in over 40 years. With increased productivity and stagnating demand causing over-inflated short-term supply, corporate inventory buildup costs have created a domino effect throughout the economy with cost cutting measures forcing layoffs and slowing corporate spending. With corporate spending slowing, the first cutbacks are predominantly in research and development, innovation and technology spending. Corporate purchases are inevitable and once cost cutting and production slows, a rash of excess demand will take place, as is the unavoidable cycle of economics. The dramatic fall in profits can be attributed more to unsustainable growth rates over the last few years and unattainable expectations forcing a significant inventory glut.

The question then becomes what next? Relegating the past 3 quarter events to the economic cycle, following that pattern to the next logical movement provides us with some solace knowing that stock prices are at a significant discount with a return to strong profitability on the horizon. Our strategy of large-capitalization companies that we feel can attain growth will not falter, and will not allow short-term market fluctuations to dictate our strategy for us. What we see is an environment more suited for capital market growth that we have seen in many years. With the Federal Reserve cutting interest rates and unemployment growing to levels that will benefit corporate earnings instead of hindering them, a return to corporate profitability seems to be on the horizon. The stock market should begin to surge even before profits turn around as is the hyper-efficient nature of today's market. With the excessive declines in the market over the last year and a half, many companies that we had felt were out of reach have now fallen into our laps. We will maintain our diversity in large-cap holdings, yet see this opportunity to find companies with stellar growth that maintain the rigid principles we hold dear.

We will continue to work hard to search for market-leading companies that can provide the accelerated growth needed to generate value for our shareholders. We will be steadfast in our efforts to maintain the high standard of growth associated with Khan Growth Fund holdings. Our belief in the long-term feasibility of companies like Pfizer, Cisco Systems, General Electric, Washington Mutual, IBM, Citigroup, MBNA America, and Texas Instruments allows us to look beyond short-term stock price volatility and focus on new product innovation, increased market share, and other relevant non-market factors.

Although we are disappointed with the returns on the fund in the tumultuous first six months of the year 2001, we are maintaining our focus on growth and see this decline as a base for market growth. There were very few companies that remained unscathed, with energy, technology, retail and consumer goods companies all seeing dramatic declines. Our view is that just as the NASDAQ gains were a bubble waiting to burst, we now see the opposite in which great, solid companies with strong balance sheets are being oversold as if they were a dot com company with a balance sheet full of intellectual property. This presents keen investors with an opportunity to not only have a portfolio of solid companies at great prices, but at bargain basement prices. For example, two years ago everyone held Cisco in their portfolio, yet what has changed aside from some inventory problems, and changes in short-term demand? The long-term outlook for the company remains intact and its business is actually facing less competition today because of many competitors' breakdowns because of their dependence on the capital markets as a form of liquidity. When the grocery store has an over-supply of orange juice and the price drops, that could mean that you're getting a bargain or that its spoiled juice. Though there are significant opportunities now that the market is weaker, that does not mean we will narrow our stringent company guidelines of quality. We felt many companies did not deserve their lofty valuations in the last few years, but now we see the opposite in that many quality companies are being unfairly undervalued. We see market declines as judgment day for companies way ahead of themselves, but panic-stricken markets can also give you the opportunity to buy a watermelon at the price of a spoiled orange. Though we are deeply disappointed about the first six months of 2001, we believe that we have worked this situation to as-yet untold advantage to increase future returns for Khan Growth Fund shareholders.



PORTFOLIO COMPOSITION
As of June 30 2001, the fund had .28% of its net assets in short-term investments; the remaining assets were in diversified common stocks with an emphasis on the financial services, technology, healthcare, telecommunication services, and retail sectors. Though our primary focus leans towards investments in equities, a small percentage of assets are kept liquid in order to take advantage of possible market inefficiencies or opportunities.

INVESTMENT STRATEGY

The holdings of the fund are concentrated in the common stock of companies with a market capitalization exceeding one billion dollars that we believe provide value based on growth in earnings. We will persist in conducting extensive analyses of the underlying fundamentals of such companies while using technical analysis to take advantage of market inefficiencies. Finally, the Khan Growth Fund employs variable factors such as management innovation, consumer trends, industry and sector dominance, and projection models to establish the continued investment value of its holdings.

Khan Growth Fund's management will continue to invest in the fund with an understanding of the emotions caused by market fluctuations. Though the last year was a disastrous one for a majority of stock market investors, we continue to believe investments in large-cap equities will produce strong results in the long run. We will pursue consistency as we navigate the new millennium and beyond.

Here at Khan Funds, our most important asset is you, our shareholders. Believing in the importance of our mutual trust and dependence, we strive for your conviction in our investment philosophy, conviction to match our own. We look forward to what lies ahead in our financial futures as we pursue excellence together.

Sincerely,

/S/ Faisal D. Khan                          /S/ S. D. Khan, M.D.

Faisal D. Khan                              S. D. Khan, M.D.
Portfolio Manager                           Portfolio Manager

The outlook and opinion expressed above represent the view of the investment advisor as of August 20, 2001, and are subject to change as market and economic events unfold.

KHAN GROWTH FUND vs. BENCHMARK INDEX

The chart below compares your Fund to a benchmark index. It is intended to give you a general idea how your Fund performed compared to the stock market since the Fund's inception. It is important to understand the difference between your Fund and an index. Your Fund's total return includes Fund expenses and management fees. An index reflects the investment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

Comparative Investment Returns                                    June 30, 2001
--------------------------------------------------------------------------------
*  Initial investment $10,000.
        o   Past performance is no guarantee of future results.

Investment of $10,000 from July 9, 1997 till June 30, 2001

Khan Growth Fund:          $  8,159.59
S&P 500:                   $ 15,445.64

The Standard & Poor's 500 Stock Index is a capitalization-weighed index of 500 stocks that attempts to measure the performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing major industries.



--------------------------------------------------------------------------------
         Top Sectors Holdings                        Top Ten Holdings
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Financial Services                   20.11% Pfizer                        4.52%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Healthcare                           16.02% AOL-Time Warner               3.99%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Computer and Related                 12.47% Citigroup                     3.98%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Telecommunication Equipment          11.57% MBNA America                  3.97%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Electronics Components                8.45% Applied Materials             3.70%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Insurance                             7.64% IBM                           2.98%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Energy                                6.58% Washington Mutual             2.97%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Capital Goods                         3.99% General Electric              2.75%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Internet Software                     3.44% Texas Instruments             2.73%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Cosmetics                             1.92% Eli Lilly                     2.65%
--------------------------------------------------------------------------------

KHAN GROWTH FUND

Schedule of Investments

June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                                                      Market
Shares                                                                 Value
                             COMMON STOCKS (99.72%)

          Aerospace (.63%)
    300   Boeing Corp.                                           $    16,680
                                                                 -----------
          Beverages (.67%)
    400   Pepsico, Inc.                                               17,680
                                                                 -----------
          Capital Goods (3.99%)
  1,500   General Electric Co.                                        73,125
    600   Tyco International, Ltd.                                    32,700
                                                                 -----------
                                                                     105,825
          Communication Services (.75%)
    300   McGraw - Hill Companies, Inc.                               19,845
                                                                 -----------
          Computer & Related (12.47%)
  1,500  *EMC Corp./Mass                                              43,575
    800   First Data Corp.                                            51,400
  2,000   Intel Corp.                                                 58,500
    700   International Business Machines Corp.                       79,100
    400  *Microsoft                                                   29,040
  2,000  *Oracle Corp.                                                38,000
  2,000  *Sun Microsystems, Inc.                                      31,440
                                                                 -----------
                                                                     331,055
          Cosmetics (1.92%)
    500   Colgate - Palmolive Co.                                     29,495
    500   Estee Lauder Companies - CL A                               21,550
                                                                 -----------
                                                                      51,045
          Electronics Components (8.45%)
    152  *Agilent Technologies, Inc.                                   4,940
  2,000  *Applied Materials, Inc.                                     98,200
    750  *Maxim Integrated Products, Inc.                             33,158
    500  *PMC-Sierra, Inc.                                            15,535
  2,300   Texas Instruments                                           72,450
                                                                 -----------
                                                                     224,283
          Energy (6.58%)
    300   Anadarko Petroleum Corp.                                    16,209
    600   Chevron Corp.                                               54,300
    800   Dynegy, Inc. - CL A                                         37,200
    600   El Paso Corp.                                               31,524
    300   Emerson Electric Co.                                        18,150
    200   Exxon Mobile Corp.                                          17,470
                                                                 -----------
                                                                     174,853

--------------------------------------------------------------------------------

KHAN GROWTH FUND

June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                                                      Market
Shares                                                                 Value
          Fiber Optics (.94%)
  2,000  *JDS Uniphase Corp.                                     $    25,500
                                                                 -----------
          Financial Services (20.11%)
  1,800   American Express                                            69,840
  2,000   Citigroup, Inc.                                            105,680
    800   Federal National Mortgage Association                       68,120
    300   Freddie Mac                                                 21,000
  3,200   MBNA Corp.                                                 105,440
  1,000   Merrill Lynch & Co.                                         59,250
    400   Morgan Stanley Dean Witter & Co.                            25,692
  2,100   Washington Mutual, Inc.                                     78,855
                                                                 -----------
                                                                     533,877
          Healthcare (16.02%)
    300   American Home Products                                      17,532
  1,000   Bristol Myers Squibb                                        52,300
    950   Eli Lilly                                                   70,300
  1,400   Johnson & Johnson                                           70,000
    700   Medtronic, Inc.                                             32,207
    700   Merck & Co., Inc.                                           44,737
  3,000   Pfizer, Inc.                                               120,150
    500   Schering - Plough Corp.                                     18,120
                                                                 -----------
                                                                     425,346
          Insurance (7.64%)
    700   American General Corp.                                      32,515
    400   American International Group                                34,400
      1  *Berkshire Hathaway, Inc. - CL A                             69,400
    300   Marsh & McLennan Cos., Inc.                                 30,300
    500   MGIC Investment Corp.                                       36,320
                                                                 -----------
                                                                     202,935
          Internet Software (3.44%)
  3,820  *Cisco Systems, Inc.                                         69,524
    700  *Juniper Networks, Inc.                                      21,770
                                                                 -----------
                                                                      91,294
          Retail (1.70%)
    500   McDonald's Corp.                                            13,530
    500   Walgreen Co.                                                17,075
    300   Wal - Mart Stores, Inc.                                     14,640
                                                                 -----------
                                                                      45,245
          Services (1.04%)
    900   Waste Management, Inc.                                      27,738
                                                                 -----------

--------------------------------------------------------------------------------

KHAN GROWTH FUND

June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                                                      Market
Shares                                                                 Value
          Telecommunication Equipment (11.57%)
  2,000  *AOL Time Warner                                        $   106,000
  1,000  *CIENA Corp.                                                 38,000
  2,700   Corning, Inc.                                               45,117
  1,500   Nokia Class A                                               33,060
    500  *Palm, Inc.                                                   3,035
    600  *QUALCOMM, Inc.                                              35,088
    500   SBC Communications                                          20,030
    500   Verizon Communications, Inc.                                26,750
                                                                 -----------
                                                                     307,080
          Tobacco (1.15%)
    600   Philip Morris Companies, Inc.                               30,450
                                                                 -----------
          Transportation (.65%)
    300   United Parcel Service, Inc.                                 17,340
                                                                 -----------
            Total Common Stocks (Cost $3,132,472)                  2,648,071
                                                                 -----------

            Total Investments in
                Securities (Cost $3,132,472)           99.72%      2,648,071
            Other Assets in excess of Liabilities       0.28%          7,567
                                                      ------     -----------
            Net Assets                                100.00%    $ 2,655,638
                                                      ======     ===========

          + At June 30, 2001, the cost of investments for federal income tax purposes is $3,134,495

            Net unrealized depreciation consists of:
              Aggregate unrealized appreciation of
                investment securities                            $   140,987
              Aggregate unrealized depreciation of
                investment securities                               (627,411)
                                                                  ----------
              Net unrealized depreciation of
                investment securities                            $  (486,424)
                                                                 ===========

          * Denotes non-income producing securities









--------------------------------------------------------------------------------
See accompanying notes to financial statements.

KHAN GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

ASSETS
    Investment, at market value (cost $3,132,472)                $ 2,648,071
    Receivable for fund shares sold                                      186
    Dividends and interest receivable                                  1,242
    Organization costs, net                                            7,566
    Due from advisor                                                  32,902
                                                                 -----------
      Total assets                                                 2,689,967
                                                                 -----------


LIABILITIES
    Cash - overdraft                                             $    15,164
    Accrued expenses                                                  19,165
                                                                 -----------
      Total liabilities                                               34,329
                                                                 -----------
        Net assets applicable to shares outstanding              $ 2,655,638
                                                                 ===========

Shares outstanding                                                   663,579
                                                                     =======

Net assets value, offering and redemption price per share              $4.00
                                                                       =====

NET ASSETS
    At June 30, 2001, net assets consists of:
      Paid-in capital                                            $ 4,089,670
      Accumulated net investment loss                                (19,331)
      Accumulated net realized loss on investments                  (930,300)
      Net unrealized depreciation of investments                    (484,401)
                                                                 -----------
                                                                 $ 2,655,638





--------------------------------------------------------------------------------
See accompanying notes to financial statements.

KHAN GROWTH FUND

STATEMENT OF OPERATIONS

Six Months Ended June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

Investment income
    Dividends                                                    $    10,023
    Interest                                                           1,362
                                                                 -----------
       Total investment income                                        11,385
                                                                 -----------

Expenses
    Investment advisory fee (Note 2)                                  11,519
    Administration fee (Note 2)                                        3,839
    Fund accounting expense                                            9,917
    Transfer agent fees                                                7,439
    Registration fee                                                   2,480
    Custodial fee                                                      2,976
    Prospectus and shareholders' reports                                 496
    Professional fees                                                  7,935
    Directors fees and expenses                                          595
    Amortization of organization costs                                 3,649
    Insurance fee                                                        496
    Miscellaneous                                                      8,431
                                                                 -----------
      Total expenses                                                  59,772

    Less:  reimbursed and waived expenses                            (29,056)
                                                                 -----------
      Net expenses                                                    30,716
                                                                 -----------
      Net investment loss                                            (19,331)
                                                                 -----------

Realized and unrealized gain (loss) on investments:
    Net realized loss on sales of investments                     (1,383,497)
    Net change in unrealized depreciation of investments             251,575
                                                                 -----------
    Net realized and unrealized loss on investments               (1,131,922)
                                                                 -----------
    Net decrease in net assets resulting from operations         $(1,151,253)
                                                                 ===========







--------------------------------------------------------------------------------
See accompanying notes to financial statements.

KHAN GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS


--------------------------------------------------------------------------------

                                                                                       Six
                                                                                   Months Ended          Year Ended
                                                                                  June 30, 2001        December 31,
                                                                                   (Unaudited)             2000
Operations
    Net investment loss                                                           $    (19,331)      $     (76,393)
    Net realized gain (loss) on investments                                         (1,383,497)            480,950
    Net change in unrealized appreciation (depreciation) on investments                251,575          (2,138,883)
                                                                                  ------------       -------------
       Net decrease in net assets resulting from operations                         (1,151,253)         (1,734,326)

    Dividends paid to shareholders from:
       Capital gain ($.00 and $.04 per share, respectively)                                -               (23,754)
       Net capital share transactions (a)                                               43,043           1,061,521
                                                                                  ------------       -------------
          Total decrease in net assets                                              (1,108,210)           (696,559)

Net assets
    Beginning of period                                                              3,763,848           4,460,407
                                                                                  ------------       -------------
    End of period                                                                 $  2,655,638       $   3,763,848
                                                                                  ============       =============

(a)  A summary of capital shares transactions is as follows:

                                                                     Six Months Ended
                                                                      June 30, 2000                Year Ended
                                                                       (Unaudited)              December 31, 2000
                                                                   Shares       Amount        Shares         Amount

        Shares sold                                                28,570    $ 113,451       131,680    $ 1,064,667
        Shares issued in reinvestment of dividends                    -            -           4,021         23,320
        Shares redeemed                                           (16,871)     (70,408)       (3,810)       (26,466)
                                                                  -------    ---------      --------    -----------
        Net increase                                               11,699    $  43,043       131,891    $ 1,061,521
                                                                  =======    =========       =======    ===========











--------------------------------------------------------------------------------
See accompanying notes to financial statements.

KHAN GROWTH FUND

FINANCIAL HIGHLIGHTS


--------------------------------------------------------------------------------

For a capital share outstanding throughout each period.

                                                                Six                                                   July 8, 1997**
                                                            Months Ended    Year Ended    Year Ended    Year Ended        To
                                                           June 30, 2001    December 31,  December 31,  December 31,  December 31,
                                                            (Unaudited)        2000          1999          1998          1997
                                                           -------------    ------------  ------------  ------------  ------------

     Net asset value, beginning of period                      $ 5.77          $ 8.58        $ 6.86        $ 5.18        $ 5.00
                                                               ------          ------        ------        ------        ------
     Income from investment operations:
       Net investment loss                                      (0.03)          (0.12)        (0.07)        (0.02)        (0.01) (a)
       Net realized and unrealized gain (loss) on investment    (1.74)          (2.65)         1.86          1.73          0.19
                                                               ------          ------        ------        ------        ------
       Total from investment operations                         (1.77)          (2.77)         1.79          1.71          0.18
                                                               ------          ------        ------        ------        ------
     Less distributions from realized gains                        -            (0.04)        (0.07)        (0.03)           -
                                                               ------          ------        ------        ------        ------
     Net asset value, end of period                            $ 4.00          $ 5.77        $ 8.58        $ 6.86        $ 5.18
                                                               ======          ======        ======        ======        ======

     Total return                                              (30.68)%        (32.32)%       26.06%        33.21%         3.60%
     Net assets, end of period (000's omitted)                 $2,656          $3,764        $4,460        $2,593        $1,150
     Ratio of expenses to average net assets:
       After fee waivers and reimbursements                      2.00% *         2.00%         2.00%         2.00%         2.00% *
       Before fee waivers and reimbursements                     3.90% *         2.26%         3.12%         5.38%         6.30%
     Ratio of net investment loss to average net assets:
       After fee waivers and reimbursements                     (1.26)% *       (1.59)%       (1.06)%       (0.62)%       (0.25)% *
       Before fee waivers and reimbursements                    (3.16)% *       (1.85)%       (2.18)%       (4.00)%       (8.89)% *
     Portfolio turnover rate                                    59.93%         132.49%        44.48%        31.21%        18.81%

     Financial Foot Notes:
       (a)   Calculated using averaged shares outstanding.
        *    Annualized
       **    Commencement of operations

--------------------------------------------------------------------------------
See accompanying notes to financial statements.

KHAN GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

(1)  Significant Accounting Policies

     Khan Funds, (the "Trust") is a business trust under the laws of Delaware registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company. The Declaration of Trust provides for the issuance of multiple series of shares, each representing a diversified portfolio of investments with different investment objectives, policies and restrictions. As of June 30, 2001, the only series issued by the Trust is the Khan Growth Fund.

     The Fund seeks long-term capital growth, consistent with the preservation of capital, by investing primarily in the common stock of large capitalization U.S. companies. Income is a secondary objective of the Fund. Khan Investment, Inc. serves as the Fund's investment advisor.

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     A. Security Valuations - A security listed or traded on an exchange is valued at the last sales price on the exchange where the security is principally traded. Investments with maturities of 60 days or less are valued on the basis of amortized cost which approximates market value.

     B. Securities Transactions, Investment Income and Distributions - Securities transactions are accounted for on a trade date basis. Realized gains or losses are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on an accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

     C. Federal Income Taxes - The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

     D. Deferred Organization Costs - The Fund has incurred expenses of $36,818 in connection with the organization. These costs have been deferred and are being amortized on a straight line basis over a period of sixty months from the date the Fund commenced operations.

     E. Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.







--------------------------------------------------------------------------------

KHAN GROWTH FUND

June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

(2)  Advisory Fees and Other Transactions with Affiliates

     The Fund has an investment advisory agreement with Khan Investment, Inc. (the "Advisor"). Under the terms of the investment advisory agreement, the Advisor has responsibility for supervising all aspects of the operations of the Fund subject to the Trust's Board of Trustees (the "Trustees"). The Advisor has agreed to ensure that assets of the Fund are invested in accordance with the investment objectives and policies. For its services, the Advisor receives an annual management fee, payable monthly, and computed on the value of the net assets of the Fund as of the close of business each business day, at the annual rate of 0.75% of such net assets of the Fund. During the six months ended June 30, 2001, the Advisor was paid $11,519 for such services. The Advisor has voluntarily agreed to waive all of their fees and reimburse fund expense in order to limit operating expenses to an annual rate of 2% of the net assets of the Fund. Fee waivers and expense reimbursements are voluntary and may be terminated at anytime.

     The Fund has an administrative services agreement (the "Agreement") with the Advisor. Under the terms of the Agreement, the Advisor provides all administrative services necessary for the Fund's operations and is responsible for the supervision of the Fund's other service providers. The Advisor also assumes all ordinary, recurring expenses necessary in carrying out the duties for the Fund, such as office space and facilities, and equipment and clerical personnel. The Advisor shall also pay all compensation of all Trustees, officers and employees of the Trust who are affiliated persons of the Advisor. For these services, the Advisor receives an annual fee, payable monthly, computed on the value of the net assets of the Fund as of the close of business each business day at an annual rate of 0.25% of 1% of such assets of the Fund. During the six months ended June 30, 2001, the Advisor was paid $3,839 for such services.

     The Fund has a shareholder service plan whereby the Trust pays securities broker-dealers, retirement plan sponsors and administrators, and other securities professionals and/or beneficial owners of shares of the Fund, for expenses incurred in connection with non-distribution shareholder services provided by them to shareholders, provided that such shareholder servicing is not duplicative of the servicing otherwise provided on behalf of the Fund. These expenses are limited to an annual rate of not more than 0.25% of the net assets of the Fund as of the close of business each business day. As of June 30, 2001, the Fund has not made any payments.


(3)  Directors' Fees and Expenses

     Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of Khan Investment, Inc.


(4)  Investment Securities

     Purchases of securities and proceeds from sales of securities (other than short-term securities) during the six months ended June 30, 2001 were $1,838,706 and $1,837,291, respectively.


(5)  Capital Stock

     As of June 30, 2001, S. D. Khan and his family owned an aggregate 47.72% of the outstanding shares of this Fund, which may be deemed to control the Fund.


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